UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported: January 26, 2007)

INNOPHOS, INC.

INNOPHOS INVESTMENTS HOLDINGS, INC.

INNOPHOS HOLDINGS, INC.

(EXACT NAMES OF REGISTRANTS AS SPECIFIED ON THEIR CHARTERS)

Delaware Delaware Delaware	333-129951 333-129954 001-33124	20-1380712 20-2263414 20-1380758
(states or other jurisdictions of incorporation)	(Commission File numbers)	(IRS Employer Identification Nos.)

259 Prospect Plains Road

Cranbury, New Jersey 08512

(Address of Principal Executive Officer, including Zip Code)

(609) 495-2495

(Registrants’ Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On January 26, 2007, the Board of Directors of Innophos Holdings, Inc. and its subsidiaries, Innophos Investments Holdings, Inc. and Innophos, Inc., elected Gary Cappeline as a director and member of the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee of each of those companies. The press release issued on the occasion of that election is filed as Exhibit 99.1 to this report.

In connection with the election of Mr. Cappeline, the Board also determined he was an “independent director” as defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, and as defined in Rule 4200 of the NASDAQ Marketplace Rules. Simultaneous with Mr. Cappeline’s election, the Board accepted the resignation of Edward Conard from the Audit Committees of the companies. With those developments, Innophos Holdings, Inc. continued on schedule with its timetable to elect independent directors to key committees following completion of an initial public offering of its Common Stock in November 2006.

The arrangements for Mr. Cappeline’s service are in accordance with those established by the Board for independent directors generally, including an annual retainer of $35,000 as a director, a fair market option award of 5,000 shares of Common Stock, an annual retainer ranging from $2,500 to $7,500 for service on committees (doubled for serving as chair) and per meeting fees for both Board and committee meetings.

(e) On January 26, 2007, the Board of Directors of Innophos Holdings, Inc. authorized the entry by that company into indemnification agreements with each member of the Board, including Randolph Gress, Chairman, who also serves as President and Chief Executive Officer, and certain additional corporate fiduciaries, including the following named executive officers: (i) Richard Heyse, Chief Financial Officer; (ii) William N. Farran, Vice President, General Counsel and Corporate Secretary; (iii) Mark Feuerbach, Vice President Treasury, Financial Planning & Analysis; and (iv) Charles Brodheim, Corporate Controller and Principal Accounting Officer. The indemnification agreements generally provide on a non-exclusive basis for company indemnification against loss and for advancement of expenses incurred in good faith by the indemnified parties arising out their services on behalf of the company or its subsidiaries. The form of the indemnification agreements is filed as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Press release dated January 31, 2007 announcing election of Gary Cappeline as director

99.2	Form of Innophos Holdings, Inc. Indemnification Agreement

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SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned, hereunto duly authorized.

INNOPHOS, INC.
INNOPHOS INVESTMENTS HOLDINGS, INC.
INNOPHOS HOLDINGS, INC.

Dated: January 31, 2007	By:	/s/ William N. Farran
	Name:	William N. Farran
	Title:	Vice President, General Counsel and Corporate Secretary

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